        Supplement Dated October 2, 2000 to Prospectus Dated May 1, 2000
                 for Pacific Value, a variable annuity contract
                    issued by Pacific Life Insurance Company

                       This supplement changes the Prospectus to reflect the following, and restates information contained in a supplement dated August 28, 2000:

                      ---------------------------------------------------------
Two new Variable       The two new Variable Investment Options are added to
Investment Options     the list on page 1 of the Prospectus.
are available

 . Strategic Value
 . Focused 30

                      ---------------------------------------------------------
The Bond and Income    The Bond and Income Variable Account terminated on
Investment Option      September 22, 2000. There will be no charge on
is no longer           transfers for at least 60 days from that date.
available              Thereafter, Pacific Life reserves the right to impose
                       transfer fees for transfers as stated in the Prospectus, but there is no current plan to do so. Any transfer made during this time will not count toward any limitation we may impose on the number of transfers you may make annually.

                       All references to the Bond and Income Investment Option, Portfolio, Subaccount or Variable Account in this Prospectus are removed.

                       Unless you instruct us otherwise, to the extent any outstanding instruction you have on file with us designates the Bond and Income Subaccount, the instruction will be deemed an instruction for the Managed Bond Subaccount. Instructions include, but are not limited to, instructions for Purchase Payment allocations, any transfer or exchange instructions, including instructions under the Portfolio Rebalancing, Dollar Cost Averaging, and Sweep Programs, and Partial Withdrawal instructions.

                      ---------------------------------------------------------
The Strategic Value    The Strategic Value and Focused 30 Variable Accounts
and Focused 30         invest in the Strategic Value and Focused 30 Portfolios
Variable Accounts      of the Fund. References to the 20 Variable Investment
are added as           Options throughout the Prospectus are changed to refer
Variable Investment    to 22 Variable Investment Options or Subaccounts.
Options

                      ---------------------------------------------------------
AN OVERVIEW OF         The following on page 7 of the Prospectus is replaced:
PACIFIC VALUE-
Fees and Expenses      Other Expenses
Paid by the            The table also shows the Fund expenses for each
Pacific Select         Portfolio based on expenses in 1999, adjusted to
Fund: Other            reflect recently reduced custody fees. To help limit
Expenses is            Fund expenses, effective July 1, 2000 we have
replaced               contractually agreed to waive all or part of our
                       investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets.
                       Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for the Strategic Value and Focused 30 Portfolios, that do not exceed the previously established 0.25% expense cap.
                       Any amounts repaid to us will have the effect of increasing expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In
                       1999, Pacific Life reimbursed the Small-Cap Index
                       Portfolio $96,949.

                   -----------------------------------------------------------------------
                                                                   Less
                                       Advisory Other    Total     adviser's     Total net
                   Portfolio           fee      expenses expenses+ reimbursement expenses
                   -----------------------------------------------------------------------
                                           As an annual % of average daily net assets
                   Aggressive Equity     0.80     0.04     0.84          --        0.84
                   Emerging
                    Markets/1/           1.10     0.19     1.29          --        1.29
                   Diversified
                    Research/2/          0.90     0.05     0.95          --        0.95
                   Small-Cap Equity      0.65     0.04     0.69          --        0.69
                   International
                    Large-Cap/2/         1.05     0.10     1.15          --        1.15
                   Equity                0.65     0.03     0.68          --        0.68
                   I-Net
                    Tollkeeper/2/        1.50     0.14     1.64        (0.04)      1.60
                   Multi-Strategy        0.65     0.04     0.69          --        0.69
                   Equity Income         0.65     0.04     0.69          --        0.69
                   Strategic
                    Value/2/             0.95     0.08     1.03          --        1.03
                   Growth LT             0.75     0.03     0.78          --        0.78
                   Focused 30/2/         0.95     0.08     1.03          --        1.03
                   Mid-Cap Value         0.85     0.07     0.92          --        0.92
                   Equity Index/3/       0.25     0.04     0.29          --        0.29
                   Small-Cap Index       0.50     0.30     0.80        (0.20)      0.60
                   REIT                  1.10     0.15     1.25        (0.05)      1.20
                   International
                    Value                0.85     0.09     0.94          --        0.94
                   Government
                    Securities           0.60     0.05     0.65          --        0.65
                   Managed Bond/1/       0.60     0.05     0.65          --        0.65
                   Money Market/1/       0.35     0.04     0.39          --        0.39
                   High Yield
                    Bond/1/              0.60     0.05     0.65          --        0.65
                   Large-Cap Value       0.85     0.08     0.93          --        0.93
                   -----------------------------------------------------------------------

                       /1/ Total adjusted net expenses for these Portfolios in
                           1999, after deduction of an offset for custodian credits were: 1.28% for Emerging Markets Portfolio, 0.64% for Managed Bond Portfolio, 0.38% for Money Market Portfolio, and 0.64% for High Yield Bond Portfolio.

                       /2/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 1999 because the Portfolios started after December 31, 1999.

                       /3/ Total adjusted net expenses for the Equity Index
                           Portfolio in 1999, after deduction of an offset for custodian credits, were 0.28%. The advisory fee for the Portfolio has also been adjusted to reflect the advisory fee increase effective January 1, 2000. The actual advisory fee and total adjusted net expenses for this Portfolio in 1999, after deduction of an offset for custodian credits, were 0.16% and 0.19%, respectively.

                       + The Fund has adopted a brokerage enhancement 12b-1 plan, under which brokerage transactions may be placed with broker-dealers in return for credits, cash, or other compensation that may be used to help promote distribution of Fund shares. There are no fees or charges to any Portfolio under this plan, although the Fund's distributor may defray expenses of up to approximately $300,000 for the year 2000, which it might otherwise incur for distribution. If such defrayed amount were considered a Fund expense, it would represent approximately .0023% or less of any Portfolio's average daily net assets.

                      ---------------------------------------------------------

AN OVERVIEW OF         The following under Examples on page 8 of the
PACIFIC VALUE-         Prospectus is replaced:
Examples is
replaced
                       The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                       These examples assume an annual return of 5%.

                       without any Rider reflects the expenses you would pay if you did not buy the optional Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider
                       (PDBR) and the Guaranteed Income Advantage Rider (GIA).

                       with SDBR reflects the expenses you would pay if you bought the Stepped-Up Death Benefit Rider, but not the GIA Rider or PDBR.

                       with PDBR reflects the expenses you would pay if you bought the optional Premier Death Benefit Rider, but not the GIA Rider or SDBR.

                       with GIA Rider reflects the expenses you would pay if you bought the optional Guaranteed Income Advantage Rider, but not the optional SDBR or PDBR.

                       with SDBR and GIA Rider reflects the expenses you would pay if you bought the optional Stepped-Up Death Benefit Rider and the Guaranteed Income Advantage Rider.

                       with PDBR and GIA Rider reflects the expenses you would pay if you bought the Premier Death Benefit Rider and the Guaranteed Income Advantage Rider.

                       These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                   ---------------------------------------------------------------------------------------------
                                                                                          Expenses if you did
                                                                                          not annuitize or
                                            Expenses if you        Expenses if you        surrender, but left
                                            annuitized             surrendered            the money in your
                                            your Contract ($)      your Contract ($)      Contract ($)
                   ---------------------------------------------------------------------------------------------
                   Variable Account         1 yr  3 yr  5 yr 10 yr 1 yr  3 yr  5 yr 10 yr 1 yr  3 yr  5 yr 10 yr
                   ---------------------------------------------------------------------------------------------
                   Aggressive Equity
                   without any Rider          86    70   120   257   86   165   165   257   23    70   120   257
                   with SDBR                  88    76   130   277   88   139   175   277   25    76   130   277
                   with PDBR                  89    80   137   292   89   143   182   292   26    80   137   292
                   with GIA Rider             89    79   135   287   89   142   180   287   26    79   135   287
                   with SDBR and GIA Rider    91    85   145   307   91   148   190   307   28    85   145   307
                   with PDBR and GIA Rider    92    90   152   321   92   153   197   321   29    90   152   321
                   ---------------------------------------------------------------------------------------------
                   Emerging Markets
                   without any Rider          90    83   142   301   90   146   187   301   27    83   142   301
                   with SDBR                  92    89   152   320   92   152   197   320   29    89   152   320
                   with PDBR                  94    94   159   334   94   157   204   334   31    94   159   334
                   with GIA Rider             93    92   157   330   93   155   202   330   30    92   157   330
                   with SDBR and GIA Rider    95    98   166   348   95   161   211   348   32    98   166   348
                   with PDBR and GIA Rider    97   102   174   362   97   165   219   362   34   102   174   362
                   ---------------------------------------------------------------------------------------------
                   Diversified Research
                   without any Rider          87    73   125   268   87   136   170   268   24    73   125   268
                   with SDBR                  89    79   135   288   89   142   180   288   26    79   135   288
                   with PDBR                  90    84   143   303   90   147   188   303   27    84   143   303
                   with GIA Rider             90    82   141   298   90   145   186   298   27    82   141   298
                   with SDBR and GIA Rider    92    88   150   317   92   151   195   317   29    88   150   317
                   with PDBR and GIA Rider    93    93   158   332   93   156   203   332   30    93   158   332
                   ---------------------------------------------------------------------------------------------
                   Small-Cap Equity
                   without any Rider          83    63   108   232   83   126   153   232   20    63   108   232
                   with SDBR                  85    69   118   253   85   132   163   253   22    69   118   253
                   with PDBR                  87    73   125   268   87   136   170   268   24    73   125   268
                   with GIA Rider             86    72   123   263   86   135   168   263   23    72   123   263
                   with SDBR and GIA Rider    88    78   133   283   88   141   178   283   25    78   133   283
                   with PDBR and GIA Rider    90    82   141   298   90   145   186   298   27    82   141   298
                   ---------------------------------------------------------------------------------------------

                       --------------------------------------------------------

                                                                                      Expenses if you did
                                                                                      not annuitize or
                                            Expenses if you      Expenses if you      surrender, but left
                                            annuitized           surrendered          the money in your
                                            your Contract ($)    your Contract ($)    Contract ($)
                   ---------------------------------------------------------------------------------------
                   Variable Account         1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                   ---------------------------------------------------------------------------------------
                   International Large-Cap
                   without any Rider          89   79  135   288   89  142  180   288   26   79  135   288
                   with SDBR                  91   85  145   307   91  148  190   307   28   85  145   307
                   with PDBR                  92   90  153   322   92  153  198   322   29   90  153   322
                   with GIA Rider             92   88  150   317   92  151  195   317   29   88  150   317
                   with SDBR and GIA Rider    94   94  160   336   94  157  205   336   31   94  160   336
                   with PDBR and GIA Rider    95   99  167   350   95  162  212   350   32   99  167   350
                   ---------------------------------------------------------------------------------------
                   Equity
                   without any Rider          84   65  112   241   84  128  157   241   21   65  112   241
                   with SDBR                  86   71  122   261   86  134  167   261   23   71  122   261
                   with PDBR                  88   76  129   276   88  139  174   276   25   76  129   276
                   with GIA Rider             87   74  127   271   87  137  172   271   24   74  127   271
                   with SDBR and GIA Rider    89   80  137   291   89  143  182   291   26   80  137   291
                   with PDBR and GIA Rider    91   85  145   306   91  148  190   306   28   85  145   306
                   ---------------------------------------------------------------------------------------
                   I-Net Tollkeeper
                   without any Rider          93   93  157   331   93  156  202   331   30   93  157   331
                   with SDBR                  95   99  167   350   95  162  212   350   32   99  167   350
                   with PDBR                  97  103  174   363   97  166  219   363   34  103  174   363
                   with GIA Rider             96  102  172   359   96  165  217   359   33  102  172   359
                   with SDBR and GIA Rider    98  107  182   377   98  170  227   377   35  107  182   377
                   with PDBR and GIA Rider   100  112  189   390  100  175  234   390   37  112  189   390
                   ---------------------------------------------------------------------------------------
                   Multi-Strategy
                   without any Rider          84   65  112   242   84  128  157   242   21   65  112   242
                   with SDBR                  86   71  122   262   86  134  167   262   23   71  122   262
                   with PDBR                  88   76  130   277   88  139  175   277   25   76  130   277
                   with GIA Rider             87   75  128   272   87  138  173   272   24   75  128   272
                   with SDBR and GIA Rider    89   81  138   292   89  144  183   292   26   81  138   292
                   with PDBR and GIA Rider    91   85  145   307   91  148  190   307   28   85  145   307
                   ---------------------------------------------------------------------------------------
                   Equity Income
                   without any Rider          84   65  112   242   84  128  157   242   21   65  112   242
                   with SDBR                  86   71  122   262   86  134  167   262   23   71  122   262
                   with PDBR                  88   76  130   277   88  139  175   277   25   76  130   277
                   with GIA Rider             87   75  128   272   87  138  173   272   24   75  128   272
                   with SDBR and GIA Rider    89   81  138   292   89  144  183   292   26   81  138   292
                   with PDBR and GIA Rider    91   85  145   307   91  148  190   307   28   85  145   307
                   ---------------------------------------------------------------------------------------
                   Strategic Value
                   without any Rider          88   76  129   276   88  139  174   276   25   76  129   276
                   with SDBR                  90   82  139   296   90  145  184   296   27   82  139   296
                   with PDBR                  91   86  147   310   91  149  192   310   28   86  147   310
                   with GIA Rider             91   85  144   306   91  148  189   306   28   85  144   306
                   with SDBR and GIA Rider    93   91  154   325   93  154  199   325   30   91  154   325
                   with PDBR and GIA Rider    94   95  162   339   94  158  207   339   31   95  162   339
                   ---------------------------------------------------------------------------------------
                   Growth LT
                   without any Rider          85   68  117   251   85  131  162   251   22   68  117   251
                   with SDBR                  87   74  127   271   87  137  172   271   24   74  127   271
                   with PDBR                  89   79  134   286   89  142  179   286   26   79  134   286
                   with GIA Rider             88   77  132   281   88  140  177   281   25   77  132   281
                   with SDBR and GIA Rider    90   83  142   301   90  146  187   301   27   83  142   301
                   with PDBR and GIA Rider    92   88  149   315   92  151  194   315   29   88  149   315
                   ---------------------------------------------------------------------------------------
                   Focused 30
                   without any Rider          88   76  129   276   88  139  174   276   25   76  129   276
                   with SDBR                  90   82  139   296   90  145  184   296   27   82  139   296
                   with PDBR                  91   86  147   310   91  149  192   310   28   86  147   310
                   with GIA Rider             91   85  144   306   91  148  189   306   28   85  144   306
                   with SDBR and GIA Rider    93   91  154   325   93  154  199   325   30   91  154   325
                   with PDBR and GIA Rider    94   95  162   339   94  158  207   339   31   95  162   339
                   ---------------------------------------------------------------------------------------
                   Mid-Cap Value
                   without any Rider          86   72  124   265   86  135  169   265   23   72  124   265
                   with SDBR                  88   78  134   285   88  141  179   285   25   78  134   285
                   with PDBR                  90   83  141   300   90  146  186   300   27   83  141   300
                   with GIA Rider             90   81  139   295   90  144  184   295   27   81  139   295
                   with SDBR and GIA Rider    92   87  149   315   92  150  194   315   29   87  149   315
                   with PDBR and GIA Rider    93   92  156   329   93  155  201   329   30   92  156   329
                   ---------------------------------------------------------------------------------------
                   Equity Index
                   without any Rider          80   53   91   198   80  116  136   198   17   53   91   198
                   with SDBR                  82   59  102   220   82  122  147   220   19   59  102   220
                   with PDBR                  84   64  109   235   84  127  154   235   21   64  109   235
                   with GIA Rider             83   62  107   231   83  125  152   231   20   62  107   231
                   with SDBR and GIA Rider    85   68  117   251   85  131  162   251   22   68  117   251
                   with PDBR and GIA Rider    87   73  125   266   87  136  170   266   24   73  125   266
                   ---------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------
                                                                                      Expenses if you did
                                                                                      not annuitize or
                                            Expenses if you      Expenses if you      surrender, but left
                                            annuitized           surrendered          the money in your
                                            your Contract ($)    your Contract ($)    Contract ($)
                   ---------------------------------------------------------------------------------------
                   Variable Account         1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                   ---------------------------------------------------------------------------------------
                   Small-Cap Index
                   without any Rider          83   63  108   232   83  126  153   232   20   63  108   232
                   with SDBR                  85   69  118   253   85  132  163   253   22   69  118   253
                   with PDBR                  87   73  125   268   87  136  170   268   24   73  125   268
                   with GIA Rider             86   72  123   263   86  135  168   263   23   72  123   263
                   with SDBR and GIA Rider    88   78  133   283   88  141  178   283   25   78  133   283
                   with PDBR and GIA Rider    90   82  141   298   90  145  186   298   27   82  141   298
                   ---------------------------------------------------------------------------------------
                   REIT
                   without any Rider          89   81  138   293   89  144  183   293   26   81  138   293
                   with SDBR                  91   87  148   312   91  150  193   312   28   87  148   312
                   with PDBR                  93   91  155   326   93  154  200   326   30   91  155   326
                   with GIA Rider             92   90  153   322   92  153  198   322   29   90  153   322
                   with SDBR and GIA Rider    94   96  163   341   94  159  208   341   31   96  163   341
                   with PDBR and GIA Rider    96  100  170   355   96  163  215   355   33  100  170   355
                   ---------------------------------------------------------------------------------------
                   International Value
                   without any Rider          87   73  125   267   87  136  170   267   24   73  125   267
                   with SDBR                  89   79  135   287   89  142  180   287   26   79  135   287
                   with PDBR                  90   83  142   302   90  146  187   302   27   83  142   302
                   with GIA Rider             90   82  140   297   90  145  185   297   27   82  140   297
                   with SDBR and GIA Rider    92   88  150   316   92  151  195   316   29   88  150   316
                   with PDBR and GIA Rider    93   92  157   331   93  155  202   331   30   92  157   331
                   ---------------------------------------------------------------------------------------
                   Government Securities
                   without any Rider          84   64  110   237   84  127  155   237   21   64  110   237
                   with SDBR                  86   70  120   258   86  133  165   258   23   70  120   258
                   with PDBR                  87   75  128   273   87  138  173   273   24   75  128   273
                   with GIA Rider             87   73  126   268   87  136  171   268   24   73  126   268
                   with SDBR and GIA Rider    89   79  136   288   89  142  181   288   26   79  136   288
                   with PDBR and GIA Rider    90   84  143   303   90  147  188   303   27   84  143   303
                   ---------------------------------------------------------------------------------------
                   Managed Bond
                   without any Rider          84   64  110   236   84  127  155   236   21   64  110   236
                   with SDBR                  86   70  120   257   86  133  165   257   23   70  120   257
                   with PDBR                  87   74  127   272   87  137  172   272   24   74  127   272
                   with GIA Rider             87   73  125   267   87  136  170   267   24   73  125   267
                   with SDBR and GIA Rider    89   79  135   287   89  142  180   287   26   79  135   287
                   with PDBR and GIA Rider    90   84  143   302   90  147  188   302   27   84  143   302
                   ---------------------------------------------------------------------------------------
                   Money Market
                   without any Rider          81   56   96   209   81  119  141   209   18   56   96   209
                   with SDBR                  83   62  107   230   83  125  152   230   20   62  107   230
                   with PDBR                  85   67  114   246   85  130  159   246   22   67  114   246
                   with GIA Rider             84   65  112   241   84  128  157   241   21   65  112   241
                   with SDBR and GIA Rider    86   71  122   261   86  134  167   261   23   71  122   261
                   with PDBR and GIA Rider    88   76  130   276   88  139  175   276   25   76  130   276
                   ---------------------------------------------------------------------------------------
                   High Yield Bond
                   without any Rider          84   64  110   236   84  127  155   236   21   64  110   236
                   with SDBR                  86   70  120   257   86  133  165   257   23   70  120   257
                   with PDBR                  87   74  127   272   87  137  172   272   24   74  127   272
                   with GIA Rider             87   73  125   267   87  136  170   267   24   73  125   267
                   with SDBR and GIA Rider    89   79  135   287   89  142  180   287   26   79  135   287
                   with PDBR and GIA Rider    90   84  143   302   90  147  188   302   27   84  143   302
                   ---------------------------------------------------------------------------------------
                   Large-Cap Value
                   without any Rider          86   70  120   257   86  133  165   257   23   70  120   257
                   with SDBR                  88   76  130   277   88  139  175   277   25   76  130   277
                   with PDBR                  89   80  137   292   89  143  182   292   26   80  137   292
                   with GIA Rider             89   79  135   287   89  142  180   287   26   79  135   287
                   with SDBR and GIA Rider    91   85  145   307   91  148  190   307   28   85  145   307
                   with PDBR and GIA Rider    92   90  152   321   92  153  197   321   29   90  152   321
                   ---------------------------------------------------------------------------------------

                      ---------------------------------------------------------
YOUR INVESTMENT        The chart on page 11 of the Prospectus YOUR INVESTMENT
OPTIONS: Your          OPTIONS: Your Variable Investment Options is amended to
Variable               add the following:
Investment Options
is amended

                                                          Primary Investments
  Portfolio               Objective                   (under normal circumstances)        Portfolio Manager
-----------------------------------------------------------------------------------------------------------
 Strategic      Long-term growth of capital.   Common stocks with the potential for long- Janus Capital
 Value                                         term growth                                Corporation
                                               of capital.
-----------------------------------------------------------------------------------------------------------
 Focused 30     Long-term growth of capital.   Common stocks selected for their growth    Janus Capital
                                               potential.                                 Corporation
-----------------------------------------------------------------------------------------------------------

                            [LOGO OF PACIFIC VALUE]

                      STATEMENT OF ADDITIONAL INFORMATION

               Dated May 1, 2000 as supplemented October 2, 2000

                                 PACIFIC VALUE

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Value (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life"). The Bond and Income Variable Account terminated on September 22, 2000.

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2000 which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                              Annuities Division
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     2
  Separate Account Performance.........................................     3
DISTRIBUTION OF THE CONTRACTS..........................................     7
  Pacific Select Distributors, Inc. ...................................     7
THE CONTRACTS AND THE SEPARATE ACCOUNT.................................     8
  Calculating Subaccount Unit Values...................................     8
  Variable Annuity Payment Amounts.....................................     8
  Corresponding Dates..................................................    10
  Age and Sex of Annuitant.............................................    10
  Systematic Transfer Programs.........................................    11
  Pre-Authorized Withdrawals...........................................    13
  Death Benefit........................................................    13
  Joint Annuitants on Qualified Contracts..............................    13
  1035 Exchanges.......................................................    14
  Safekeeping of Assets................................................    14
FINANCIAL STATEMENTS...................................................    14
INDEPENDENT AUDITORS...................................................    14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any Credit Enhancement, any charges for applicable premium taxes and/or other taxes, any non-recurring fees or charges, any increase in the Risk Charge for an optional Death Benefit Rider, or any GIA Charge for the optional GIA Rider. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                    T = [(ERV/P)(to the power of 365/N)]-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

Non-Standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Credit Enhancement and/or withdrawal charges, increases in Risk Charges, charges for premium and/or other taxes, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any Credit Enhancement, the deduction of charges for any applicable premium taxes and/or other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any GIA Charge for the optional GIA Rider, but do reflect a deduction for the Risk Charge and the Administrative Fee.

At December 31, 1999, the Money Market Subaccount's current yield was 4.22% and the effective yield was 4.30%.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1) (To the power of 6) - 1]
                 ---
                 cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.


The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge and Administrative Fee, but does not reflect any Credit Enhancement, any withdrawal charge, any charge for applicable premium taxes and/or other taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any GIA Charge for the optional GIA Rider.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1999. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 1999. The accumulated value ("AV") reflects a Credit Enhancement of 3% and the deductions for all contractual fees and charges, but does not reflect the withdrawal charge, any nonrecurring fees and charges, any increase in the Risk Charge for an optional Death Benefit Rider, or any GIA Charge optional GIA Rider or any charges for premium and/or other taxes. The full withdrawal value ("FWV") reflects the Credit Enhancement and the deductions for all contractual fees and charges, but does not reflect any increase in the Risk Charge for an optional Death Benefit Rider, optional GIA Rider, any nonrecurring fees and charges, and any charges for premium and/or other taxes).

 The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance
       Annualized Rates of Return for Periods Ended December 31, 1999**
                   All numbers are expressed as a percentage

                                                                       Since
                                             1 Year       3 Year     Inception
                                          ------------  ----------- -----------
Variable Accounts                           AV    FWV    AV    FWV   AV    FWV
-----------------                         ------ -----  ----- ----- ----- -----
Aggressive Equity 4/17/96*...............  30.61 24.31  14.27 12.64 13.21 12.00
Emerging Markets 4/17/96*................  57.48 51.18   3.28  1.27  1.43 (0.22)
Small-Cap Equity 10/1/99*................                           33.10 26.80
Equity 1/2/96*...........................  42.08 35.78  28.61 27.33 27.96 27.20
Multi-Strategy 1/2/96*...................   9.78  3.48  14.70 13.08 13.60 12.51
Equity Income 1/2/96*....................  16.16  9.86  21.73 20.30 20.44 19.52
Growth LT 1/2/96*........................ 103.15 96.85  51.39 50.47 41.71 41.16
Mid-Cap Value 1/4/99*....................                            8.00  1.63
Equity Index 1/2/96*.....................  23.68 17.38  27.11 25.80 25.24 24.42
Small-Cap Index 1/4/99*..................                           22.69 16.31
REIT 1/4/99*.............................                            2.58 (3.79)
International Value 1/2/96*..............  25.96 19.66  12.22 10.53 13.76 12.67
Government Securities 1/2/96*............   0.55 (5.75)  5.35  3.43  4.37  2.95
Managed Bond 1/2/96*.....................   0.59 (5.71)  5.50  3.58  4.81  3.41
Money Market 1/2/96*.....................   7.62  1.32   5.07  3.14  4.70  3.30
High Yield Bond 1/2/96*..................   5.53 (0.77)  4.79  2.84  5.98  4.63
Large-Cap Value 1/4/99*..................                           14.48  8.11

--------
*  Date Variable Account commenced operations.
** Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio
   Manager of the International Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

The Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Subaccounts started operations after December 31, 1999 and there is no historical value available for the Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio, April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolios, and January 4, 1999 in the case of the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios). Historical performance information for the Equity Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1999, these are not actual performance numbers for the Subaccounts or for the Contract.

These are hypothetical total return numbers based on accumulated value ("AV") and full withdrawal value ("FWV") that represent the actual performance of the Portfolios, adjusted to reflect a 3% Credit Enhancement and the deductions for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for non-recurring fees and charges, premium taxes and/or other taxes, an optional Death Benefit Rider and optional GIA Rider are not reflected in these data. The information presented also includes data representing unmanaged market indices.

 The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 31, 1999
                   All numbers are expressed as a percentage

                                                                              Since
                           1 year*      3 years*    5 years*    10 years*  Inception*
                         ------------  ----------- ----------- ----------- -----------
Variable Accounts          AV    FWV    AV    FWV   AV    FWV   AV    FWV   AV    FWV
-----------------        ------ -----  ----- ----- ----- ----- ----- ----- ----- -----
Aggressive Equity.......  30.61 24.31  14.27 12.64                         13.21 12.00
Emerging Markets........  57.48 51.18   3.28  1.27                          1.43 (0.22)
Small-Cap Equity........  51.29 44.99  25.32 23.97 24.40 24.02 15.55 15.55 16.79 16.79
Equity..................  42.08 35.78  28.61 27.33 26.80 26.45 16.57 16.57 15.93 15.93
Multi-Strategy..........   9.78  3.48  14.70 13.08 15.65 15.14 10.35 10.35 10.83 10.83
Equity Income...........  16.16  9.86  21.73 20.30 22.50 22.09 13.52 13.52 14.04 14.04
Growth LT............... 103.15 96.85  51.39 50.47 40.31 40.08             35.11 34.95
Mid-Cap Value...........                                                    8.00  1.63
Equity Index............  23.68 17.38  27.11 25.80 27.32 26.98             18.87 18.87
Small-Cap Index.........                                                   22.69 16.31
REIT....................                                                    2.58 (3.79)
International Value.....  25.96 19.66  12.22 10.53 13.12 12.56  7.19  7.19  8.86  8.86
Government Securities...   0.55 (5.75)  5.35  3.43  6.82  6.12  6.33  6.33  6.76  6.76
Managed Bond............   0.59 (5.71)  5.50  3.58  7.22  6.53  6.89  6.89  7.29  7.29
Money Market............   7.62  1.32   5.07  3.14  4.58  3.82  3.87  3.87  4.19  4.19
High Yield Bond.........   5.53 (0.77)  4.79  2.84  8.16  7.50  9.28  9.28  8.51  8.51
Large-Cap Value.........                                                   14.48  8.11

Major Indices                                   1 year  3 years 5 years 10 years
-------------                                   ------  ------- ------- --------
CS First Boston Global High Yield Bond.........  3.28     5.37    9.07   11.06
Lehman Brothers Aggregate Bond................. (0.83)    5.73    7.73    7.69
Lehman Brothers Government Bond................ (2.25)    5.57    7.43    7.48
Lehman Brothers Government/Corporate Bond...... (2.15)    5.54    7.60    7.66
Lehman Brothers Long-Term Government/Corporate
 Bond.......................................... (7.64)    5.74    8.99    8.65
Morgan Stanley Capital International Europe,
 Australasia & Far East........................ 27.30    16.06   13.15    7.33
Morgan Stanley Capital International Emerging
 Markets Free.................................. 63.70     0.91   (0.13)   8.58
NAREIT Equity.................................. (4.62)   (1.82)   8.09    9.14
Russell Mid-Cap................................ 18.23    18.86   21.86   15.92
Russell 1000 Growth............................ 33.16    34.07   32.41   20.32
Russell 2000 Small-Stock....................... 21.26    13.08   16.69   13.40
Russell 2500................................... 24.15    15.72   19.43   15.05
Standard & Poor's 500 Composite Stock Price.... 21.04    27.56   28.55   18.20

--------
 * The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, International Value and Emerging Markets Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the Credit Enhancement, the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of .35% of average daily account value), any GIA Charge for the optional GIA Rider (equal to an annual rate of
 .30% of average daily account value), any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are less than 5 years old, 5% of the amount withdrawn attributable to Purchase Payments that are five and six years old, and 4% of the amount withdrawn attributable to Purchase Payments that are seven years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals attributed to Purchase Payments at least 8 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of your Purchase Payments that are less than 8 years old plus 100% of all Purchase Payments that have an age of 8 years or more, or on withdrawals of your Earnings. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                              [GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12
      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13
      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (formerly known as Pacific Mutual Distributors, Inc.)

Pacific Select Distributors, Inc. ("PSD"), a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 1999 with regard to this Contract was $92,499,492 of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                     Y X Z

where (Y)= the Unit Value for that Subaccount as of the end of the preceding
           Business Day; and

      (Z)= the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A/B) - C

where (A)= the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

  where (a)= the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

        (b)= the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

        (c)= any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

      (B)= the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

      (C)= a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option

Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an Optional Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.
                                              1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.026 = 0.9771; 0.9771 - 1 = - 0.0229; - 0.0229 X 100% = - 2.29%.
                                                  1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant's correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

Systematic Transfer Programs

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) your Annuity Date. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations, including Credit Enhancements, to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

                             FINANCIAL STATEMENTS

The statement of net assets of Separate Account A as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

                             INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

   INDEPENDENT AUDITORS' REPORT

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 2000

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                             1999       1998
-------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $14,814.0  $13,804.7
    Equity securities                                          295.2      547.5
  Trading securities at estimated fair value                    99.9       97.0
  Mortgage loans                                             2,920.2    2,788.7
  Real estate                                                  236.0      172.7
  Policy loans                                               4,258.5    4,003.2
  Other investments                                            882.7      951.7
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                           23,506.5   22,365.5
Cash and cash equivalents                                      439.4      154.1
Deferred policy acquisition costs                            1,446.1      899.8
Accrued investment income                                      287.2      259.3
Other assets                                                   830.7      361.2
Separate account assets                                     23,613.1   15,844.0
-------------------------------------------------------------------------------
TOTAL ASSETS                                               $50,123.0  $39,883.9
-------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products              $19,045.5  $17,973.0
  Future policy benefits                                     4,386.0    2,480.5
  Short-term and long-term debt                                224.4      445.1
  Other liabilities                                            939.2      813.3
  Separate account liabilities                              23,613.1   15,844.0
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                           48,208.2   37,555.9
-------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30.0       30.0
  Paid-in capital                                              139.9      126.2
  Unearned ESOP shares                                         (11.6)
  Retained earnings                                          2,034.5    1,663.5
  Accumulated other comprehensive income (loss) -
   Unrealized gain (loss) on securities available for
   sale, net                                                  (278.0)     508.3
-------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   1,914.8    2,328.0
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $50,123.0  $39,883.9
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      Years Ended December 31,
                                                       1999     1998     1997
-------------------------------------------------------------------------------
                                                           (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                                $  653.8 $  525.3 $  431.2
Insurance premiums                                      483.9    537.1    526.4
Net investment income                                 1,473.3  1,413.6  1,325.4
Net realized investment gains                           101.5     39.4     85.4
Commission revenue                                      234.3    220.1    146.6
Other income                                            144.7    112.5     97.9
-------------------------------------------------------------------------------
TOTAL REVENUES                                        3,091.5  2,848.0  2,612.9
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-
 type products                                          904.4    880.8    797.8
Policy benefits paid or provided                        734.4    757.0    712.6
Commission expenses                                     484.6    387.2    305.1
Operating expenses                                      453.4    468.0    507.9
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           2,576.8  2,493.0  2,323.4
-------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                514.7    355.0    289.5
Provision for income taxes                              143.7    113.5    113.5
-------------------------------------------------------------------------------

NET INCOME                                           $  371.0 $  241.5 $  176.0
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                   Accumulated
                         Common Stock          Unearned               Other
                         ------------- Paid-in   ESOP   Retained  Comprehensive
                         Shares Amount Capital  Shares  Earnings  Income (Loss)  Total
-----------------------------------------------------------------------------------------
                                             (In Millions)

BALANCES,
 JANUARY 1, 1997                                        $1,318.0     $ 379.2    $1,697.2
Comprehensive income:
  Net income                                               176.0                   176.0
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                 196.0       196.0
                                                                                --------
Total comprehensive
 income                                                                            372.0
Issuance of partnership
 units by affiliate                    $ 85.1                                       85.1
Initial member
 capitalization of
 Pacific Mutual Holding
 Company                                                    (2.0)                   (2.0)
Issuance of common
 stock                    0.6   $30.0    35.0              (65.0)
Dividend paid to
 Pacific LifeCorp                                           (5.0)                   (5.0)
-----------------------------------------------------------------------------------------

BALANCES,
 DECEMBER 31, 1997        0.6    30.0   120.1            1,422.0       575.2     2,147.3
Comprehensive income:
  Net income                                               241.5                   241.5
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                 (66.9)      (66.9)
                                                                                --------
Total comprehensive
 income                                                                            174.6
Issuance of partnership
 units by affiliate                       6.1                                        6.1
-----------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998        0.6    30.0   126.2            1,663.5       508.3     2,328.0
Comprehensive loss:
  Net income                                               371.0                   371.0
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                (786.3)     (786.3)
                                                                                --------
Total comprehensive
 loss                                                                             (415.3)
Issuance of partnership
 units by affiliate                      10.6                                       10.6
Capital contribution                      3.1                                        3.1
Purchase of ESOP note                           $(13.1)                            (13.1)
Allocation of unearned
 ESOP shares                                       1.5                               1.5
-----------------------------------------------------------------------------------------


BALANCES,
 DECEMBER 31, 1999        0.6   $30.0  $139.9   $(11.6) $2,034.5     $(278.0)   $1,914.8
-----------------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
                                                1999       1998       1997
------------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                    $   371.0  $   241.5  $   176.0
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturity securities       (77.8)     (39.4)     (26.6)
  Depreciation and other amortization              20.5       26.0       38.3
  Earnings of equity method investees             (92.9)     (99.0)     (78.1)
  Deferred income taxes                            (8.5)     (20.6)     (14.4)
  Net realized investment gains                  (101.5)     (39.4)     (85.4)
  Net change in deferred policy acquisition
   costs                                         (546.3)    (171.9)    (196.4)
  Interest credited to universal life and in-
   vestment-type products                         904.4      880.8      797.8
  Change in trading securities                     (2.9)     (14.3)     (18.3)
  Change in accrued investment income             (27.9)       3.1      (59.9)
  Change in future policy benefits                 58.1       (9.7)     (16.3)
  Change in other assets and liabilities          207.1      102.2      574.9
------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES         703.3      859.3    1,091.6
------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                    (4,173.4)  (4,330.5)  (6,272.3)
  Sales                                         2,333.8    2,209.3    2,224.1
  Maturities and repayments                     1,400.3    2,221.8    2,394.6
Repayments of mortgage loans                      681.0      334.9      179.3
Proceeds from sales of mortgage loans and
 real estate                                       24.4       43.3      104.4
Purchases of mortgage loans and real estate      (886.3)  (1,246.3)    (643.7)
Distributions from partnerships                   138.2      119.5       91.6
Change in policy loans                           (255.3)    (129.7)    (301.4)
Cash received from acquisitions of insurance
 blocks of business                               164.9               1,215.9
Other investing activity, net                     255.6     (466.6)     (70.8)
------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (316.8)  (1,244.3)  (1,078.3)
------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                            Years Ended December 31,
(Continued)                                 1999       1998       1997
-----------------------------------------------------------------------------
                                                  (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                $ 4,453.4  $ 4,007.0  $ 2,679.8
  Withdrawals                              (4,322.3)  (3,770.7)  (2,667.3)
Net change in short-term and long-term
 debt                                        (220.7)     191.5      (16.5)
Purchase of ESOP note                         (13.1)
Allocation of unearned ESOP shares              1.5
Initial capitalization of Pacific Mutual
 Holding Company                                                     (2.0)
Dividend paid to Pacific LifeCorp                                    (5.0)
-----------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                  (101.2)     427.8      (11.0)
-----------------------------------------------------------------------------

Net change in cash and cash equivalents       285.3       42.8        2.3
Cash and cash equivalents, beginning of
 year                                         154.1      111.3      109.0
-----------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR    $   439.4  $   154.1  $   111.3
-----------------------------------------------------------------------------

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisitions of an annuity and an insurance block of business in 1999 and 1997, respectively, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities            $ 1,592.7
     Cash and cash equivalents                164.9             $ 1,215.9
     Policy loans                                                   440.3
     Other assets                             100.4                  43.4
                                          ---------             ---------
        Total assets assumed              $ 1,858.0             $ 1,699.6
                                          ---------             ---------

     Policyholder account values                                $ 1,693.8
     Annuity reserves                     $ 1,847.4
     Other liabilities                         10.6                   5.8
                                          ---------             ---------
        Total liabilities assumed         $ 1,858.0             $ 1,699.6
                                          ---------             ---------

-----------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

-----------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid                         $    83.0  $   127.9  $   153.0
Interest paid                             $    23.3  $    24.0  $    26.1
-----------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company ("Pacific Life") was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company ("PMHC"), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the "Conversion"). As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   On January 1, 1999, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. Adoption of this accounting standard did not have a material impact on the Company's consolidated financial statements.

   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires, among other things, that all derivatives be recognized in the consolidated statements of financial condition as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. The Company is required to adopt SFAS No. 133 as of January 1, 2001. The Company is in the process of quantifying the impact of SFAS No. 133 on its consolidated financial statements.

   During 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The Company currently plans to adopt

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SOP 98-7 on January 1, 2000. Adoption of this accounting standard is not expected to have a material impact on the Company's consolidated financial statements.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at estimated fair value with unrealized gains and losses included in net realized investment gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains on the accompanying consolidated statements of operations.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains on the accompanying consolidated statements of operations.

   Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments on the accompanying consolidated statements of financial condition.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC ("PAM"), has an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. ("PIMCO Advisors") as of December 31, 1999 and 1998. In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. During 1999 and 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the years ended December 31, 1999 and 1998, there was a direct increase to the Company's stockholder's equity of $10.6 million and $6.1 million, respectively. During 1998, the Company also acquired the beneficial ownership of additional partnership units. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   On October 31, 1999, PAM entered into an Implementation and Merger Agreement with Allianz of America, Inc. ("Allianz") and a number of other parties in which Allianz will purchase 70% of the outstanding partnership units of PIMCO Advisors. PAM is exchanging its interest in PIMCO Advisors for a beneficial economic interest in a new class of PIMCO Advisors partnership units with a cash distribution comprised of a fixed and variable return. This transaction is anticipated to close during the first half of 2000, subject to certain closing conditions and approvals.

   In connection with this transaction, PAM has entered into a Continuing Investment Agreement with Allianz with respect to its investment in PIMCO Advisors. The investment in PIMCO Advisors held by PAM will be subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the investment in PIMCO Advisors held by PAM. The put option price would be the distributions per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its investment in PIMCO Advisors to Allianz. The call option price would be the distributions per unit, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0 if the call per unit value is at least $50.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1999, 1998 and 1997, amortization of deferred policy acquisition costs included in commission expenses amounted to $131.7 million, $73.0 million and $50.2 million, respectively, and included in operating expenses amounted to $55.4 million, $33.5 million and $29.4 million, respectively, on the accompanying consolidated statements of operations.

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed investment contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4% to 8.4% during 1999, 1998 and 1997.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1999, 1998 and 1997. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1999 and 1998, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life, annuities and other investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of certain other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products, and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1999 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS


   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                             December 31,
                                                             1999      1998
                                                           ------------------
                                                             (In Millions)
         Statutory capital and surplus                     $1,219.1  $1,157.4
           Deferred policy acquisition costs                1,398.6     944.5
           Deferred income taxes                              304.5     307.1
           Asset valuation reserve                            232.1     298.7
           Non admitted assets                                 83.3      40.4
           Subsidiary equity                                   25.2      26.5
           Surplus notes                                     (149.6)   (149.6)
           Unrealized gain (loss) on securities available
            for sale, net                                    (278.0)    508.3
           Insurance and annuity reserves                    (845.2)   (654.4)
           Other                                              (75.2)   (150.9)
                                                           ------------------
         Stockholder's equity as reported herein           $1,914.8  $2,328.0
                                                           ------------------


                                               Years Ended December 31,
                                                1999      1998      1997
                                              ----------------------------
                                                    (In Millions)
         Statutory net income                 $  168.4  $  187.6  $  121.5
           Deferred policy acquisition costs     379.2     177.3     160.4
           Deferred income taxes                  (2.7)     17.9      41.2
           Earnings of subsidiaries              (27.5)    (32.8)    (40.6)
           Insurance and annuity reserves       (184.3)   (145.1)   (107.0)
           Other                                  37.9      36.6       0.5
                                              ----------------------------
         Net income as reported herein        $  371.0  $  241.5  $  176.0
                                              ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)


   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1999 and 1998, Pacific Life and Pacific Life & Annuity Company, formerly PM Group Life Insurance Company, a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1999 statutory results, Pacific Life could pay $174.0 million in dividends in 2000 without prior approval. No dividends were paid during 1999 and 1998.

   The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 1999 and 1998.

   PERMITTED PRACTICE

   Net cash distributions received on PAM's investment in PIMCO Advisors are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block") was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $293.5 million and $311.6 million as of December 31, 1999 and 1998, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits amounted to $341.8 million and $352.8 million as of December 31, 1999 and 1998, respectively. The

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK (Continued)

   contribution to income from the Closed Block amounted to $3.8 million, $5.1 million and $5.7 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 1999, 1998 and 1997, respectively.

4. ACQUISITIONS

   Effective July 15, 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"). This block of business consists of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   The remaining cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $74.5 million as of December 31, 1999, and is included in deferred policy acquisition costs on the accompanying consolidated statement of financial condition. Amortization of this asset for the year ended December 31, 1999 amounted to $0.4 million, and is included in commission expense on the accompanying consolidated statement of operations.

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life, which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of $1.7 billion. The assets received as part of this acquisition amounted to $1.2 billion in cash and $0.4 billion in policy loans. This block is primarily non leveraged COLI.

   The remaining cost of acquiring this COLI business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $27.9 million and $36.5 million as of December 31, 1999 and 1998, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1999, 1998 and 1997 amounted to $8.6 million, $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES


   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                Gross Unrealized
                                      Amortized ----------------- Estimated
                                        Cost     Gains    Losses  Fair Value
                                      --------------------------------------
                                                  (In Millions)
    As of December 31, 1999:
    ------------------------

    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies         $   107.7 $    9.3 $    1.0 $   116.0
    Obligations of states, political
     subdivisions                         642.0     13.0     27.7     627.3
    Foreign governments                   285.0     10.5      6.7     288.8
    Corporate securities                8,725.0    220.3    387.4   8,557.9
    Mortgage-backed and asset-backed
     securities                         5,323.8     33.7    251.1   5,106.4
    Redeemable preferred stock            108.5     14.2      5.1     117.6
                                                    ------------------------
    Total fixed maturity securities   $15,192.0 $  301.0 $  679.0 $14,814.0
                                                    ------------------------
    Total equity securities           $   269.3 $   57.0 $   31.1 $   295.2
                                                    ------------------------

    As of December 31, 1998:
    ------------------------

    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies         $    95.6 $   25.1          $   120.7
    Obligations of states, political
     subdivisions                         481.9     91.3 $   11.8     561.4
    Foreign governments                   253.1     28.3      4.3     277.1
    Corporate securities                7,888.7    446.3    124.5   8,210.5
    Mortgage-backed and asset-backed
     securities                         4,434.7    143.1     53.0   4,524.8
    Redeemable preferred stock            104.0     11.3      5.1     110.2
                                                    ------------------------
    Total fixed maturity securities   $13,258.0 $  745.4 $  198.7 $13,804.7
                                                    ------------------------
    Total equity securities           $   364.4 $  202.6 $   19.5 $   547.5
                                                    ------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 1999, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized Estimated
                                                        Cost    Fair Value
                                                    ----------------------
                                                         (In Millions)
         Due in one year or less                      $   566.5 $   572.6
         Due after one year through five years          3,324.0   3,366.5
         Due after five years through ten years         2,995.9   2,921.4
         Due after ten years                            2,981.8   2,847.1
                                                    ----------------------
                                                        9,868.2   9,707.6
         Mortgage-backed and asset-backed securities    5,323.8   5,106.4
                                                    ----------------------
         Total                                        $15,192.0 $14,814.0
                                                    ----------------------

   Major categories of investment income are summarized as follows:

                                    Years Ended December 31,
                                     1999     1998     1997
                                   --------------------------
                                         (In Millions)
        Fixed maturity securities  $1,030.3 $  929.7 $  940.2
        Equity securities              14.6     13.5     10.2
        Mortgage loans                205.6    174.6    129.5
        Real estate                    46.5     38.1     53.6
        Policy loans                  158.6    161.5    144.3
        Other                         131.7    203.2    156.2
                                   --------------------------
          Gross investment income   1,587.3  1,520.6  1,434.0
        Investment expense            114.0    107.0    108.6
                                   --------------------------
          Net investment income    $1,473.3 $1,413.6 $1,325.4
                                   --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   Net realized investment gain, including changes in valuation allowances, are as follows:

                                                  Years Ended December 31,
                                                   1999      1998      1997
                                                 ----------------------------
                                                       (In Millions)
        Fixed maturity securities available for
         sale:
          Gross gain                             $   89.3  $   92.7  $   56.3
          Gross loss                                (72.9)    (84.8)    (31.1)
        Equity securites available for sale:
          Gross gain                                109.0      40.9      36.1
          Gross loss                                (52.0)     (6.8)     (6.2)
        Mortgage loans on real estate                10.1     (10.7)     (4.6)
        Real estate                                  18.0       1.2      16.9
        Other investments                                       6.9      18.0
                                                 ----------------------------
        Total                                    $  101.5  $   39.4  $   85.4
                                                 ----------------------------

   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                              December 31,
                                          1999      1998     1997
                                        --------------------------
                                             (In Millions)
        Available for sale securities:
          Fixed maturity                $  (924.7) $(229.5) $223.5
          Equity                           (157.2)    63.1    85.7
                                        --------------------------
        Total                           $(1,081.9) $(166.4) $309.2
                                        --------------------------
        Trading securities              $     0.4  $  (2.5) $ (1.1)
                                        --------------------------

   As of December 31, 1999 and 1998, investments in fixed maturity securities with a carrying value of $12.6 million and $13.0 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. One diversified financial security, rated AA, exceeds 10% of total stockholder's equity as of December 31, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS


   The estimated fair values of the Company's financial instruments are as follows:

                                      December 31, 1999    December 31, 1998
                                     -------------------- --------------------
                                     Carrying  Estimated  Carrying  Estimated
                                      Amount   Fair Value  Amount   Fair Value
                                     -----------------------------------------
                                                   (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)           $15,109.2 $15,109.2  $14,352.2 $14,352.2
      Trading securities                  99.9      99.9       97.0      97.0
      Mortgage loans                   2,920.2   2,983.8    2,788.7   2,911.2
      Policy loans                     4,258.5   4,258.5    4,003.2   4,003.2
      Cash and cash equivalents          439.4     439.4      154.1     154.1
      Derivative instruments              43.5      43.5      176.1     176.1
    Liabilities:
      Guaranteed interest contracts    6,365.0   6,296.3    5,665.3   5,751.0
      Deposit liabilities                544.9     533.7      599.9     626.7
      Annuity liabilities              1,323.3   1,304.8    1,448.0   1,430.1
      Short-term debt                     60.0      60.0      295.5     295.5
      Long-term debt                     164.4     164.3      149.6     176.0
      Derivative instruments             229.5     229.5       36.0      36.0

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS (Continued)


   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1999 and 1998:

   TRADING SECURITIES

   The estimated fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 1999, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS


   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off balance sheet counterparty risk.

   Outstanding derivatives with off balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 1999 and 1998 are as follows:

                                                         Assets (Liabilities)
                                                ----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying Estimated
                              Contract Amounts   Value    Fair Value  Value   Fair Value
                              ----------------- --------  ---------- -------- ----------
                                1999     1998     1999       1999      1998      1998
                                  ------------------------------------------------------
                                                    (In Millions)
    Interest rate floors,
     caps, options and
     swaptions                $1,003.0 $2,653.0 $   5.0    $   5.0    $ 67.9    $ 67.9
    Interest rate swap
     contracts                 2,867.5  2,608.6    38.5       38.5     (23.3)    (23.3)
    Asset swap contracts          58.1     63.2    (3.6)      (3.6)     (3.6)     (3.6)
    Credit default and total
     return swaps              2,061.9    649.6   (43.1)     (43.1)     (9.1)     (9.1)
    Financial futures
     contracts                   676.8    608.9
    Foreign currency
     derivatives               1,685.1  1,131.2  (182.8)    (182.8)    108.2     108.2
                                  ------------------------------------------------------
     Total derivatives        $8,352.4 $7,714.5 $(186.0)   $(186.0)   $140.1    $140.1
                                  ------------------------------------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)


   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1999:
    ------------------

      Interest rate floors, caps,
       options and swaptions       $2,653.0    $  670.9     $2,320.9   $1,003.0
      Interest rate swap
       contracts                    2,608.6     1,226.2        967.3    2,867.5
      Asset swap contracts             63.2         7.8         12.9       58.1
      Credit default and total
       return swaps                   649.6     1,617.3        205.0    2,061.9
      Financial futures contracts     608.9     5,586.8      5,518.9      676.8
      Foreign currency
       derivatives                  1,131.2       874.0        320.1    1,685.1

    December 31, 1998:
    ------------------

      Interest rate floors, caps,
       options and swaptions        2,730.0       160.6        237.6    2,653.0
      Interest rate swap
       contracts                    2,026.1       960.8        378.3    2,608.6
      Asset swap contracts             67.4        30.3         34.5       63.2
      Credit default and total
       return swaps                   288.5       771.5        410.4      649.6
      Financial futures contracts     214.1     4,108.4      3,713.6      608.9
      Foreign currency
       derivatives                    207.0       959.4         35.2    1,131.2

   Interest Rate Floors, Caps, Options and Swaptions

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities on the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income on the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 2000 through 2017.

   Interest Rate Swap Contracts

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 2000 through 2021.

   Asset Swap Contracts

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

   Credit Default and Total Return Swaps

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 2000 through 2028.

   Financial Futures Contracts

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 2000 through 2013.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS


   The detail of universal life and investment-type product liabilities is as follows:


                                       December 31,
                                      1999      1998
                                    -------------------
                                       (In Millions)
          Universal life            $10,807.7 $10,218.0
          Investment-type products    8,237.8   7,755.0
                                    -------------------
                                    $19,045.5 $17,973.0
                                    -------------------

   The detail of universal life and investment-type product policy fees and interest credited net of reinsurance ceded is as follows:

                                       Years Ended December 31,
                                        1999     1998     1997
                                      --------------------------
                                            (In Millions)
          Policy fees:
            Universal life            $  509.2 $  439.9 $  377.5
            Investment-type products     144.6     85.4     53.7
                                      --------------------------
          Total policy fees           $  653.8 $  525.3 $  431.2
                                      --------------------------
          Interest credited:
            Universal life            $  443.9 $  440.8 $  368.2
            Investment-type products     460.5    440.0    429.6
                                      --------------------------
          Total interest credited     $  904.4 $  880.8 $  797.8
                                      --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES


   Activity in the liability for unpaid claims and claim adjustment expenses, which is included in future policy benefits on the accompanying consolidated statements of financial condition, is summarized as follows:

                                              Years Ended
                                             December 31,
                                              1999    1998
                                             --------------
                                             (In Millions)
            Balance at January 1             $137.4  $140.5
              Less reinsurance recoverables     0.1     0.7
                                             --------------
            Net balance at January 1          137.3   139.8
                                             --------------
            Incurred related to:
              Current year                    376.8   412.9
              Prior years                     (33.8)  (18.3)
                                             --------------
            Total incurred                    343.0   394.6
                                             --------------
            Paid related to:
              Current year                    286.7   303.5
              Prior years                      77.1    93.6
                                             --------------
            Total paid                        363.8   397.1
                                             --------------
            Net balance at December 31        116.5   137.3
              Plus reinsurance recoverables     0.1     0.1
                                             --------------
            Balance at December 31           $116.6  $137.4
                                             --------------

   As a result of payment of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33.8 million and $18.3 million for the years ended December 31, 1999 and 1998, respectively. The reduction is primarily due to lower than anticipated settlement of claims and reduced claim adjustment expenses.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT


   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 1999. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998 bearing an average interest rate of 5.2%. As of December 31, 1999 and 1998, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 1999 and 1998.

   PAM had bank borrowings outstanding of $60 million as of December 31, 1999 and 1998. The interest rate was 6.0%, 5.1% and 6.2% as of December 31, 1999, 1998 and 1997, respectively. Outstanding debt is due and payable in 2000 and subject to renewal. The borrowing limit for PAM as of December 31, 1999 and 1998 was $100 million and $200 million, respectively.

   In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 1999 was $14.8 million.

   Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1999, 1998 and 1997 and is included in net investment income on the accompanying consolidated statements of operations.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES


   The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

   The provision for income taxes is as follows:

                                          Years Ended December 31,
                                           1999      1998      1997
                                         ----------------------------
                                               (In Millions)
           Current                         $152.2  $  134.1  $  127.9
           Deferred                          (8.5)    (20.6)    (14.4)
                                         ----------------------------
                                           $143.7  $  113.5  $  113.5
                                         ----------------------------

   The sources of the Company's provision for deferred taxes are as follows:

                                          Years Ended December 31,
                                           1999      1998      1997
                                         ----------------------------
                                               (In Millions)
           Policyholder reserves         $   50.9  $  (29.5) $   20.1
           Deferred policy acquisition
            costs                            20.0     (12.6)    (18.0)
           Non deductible reserves            4.0      28.2     (27.6)
           Partnership income               (25.6)     20.8
           Investment valuation             (28.0)    (24.5)      3.9
           Duration hedging                 (29.6)     20.8      (2.6)
           Other                             (0.2)     (2.6)      9.8
                                         ----------------------------
           Deferred taxes from
            operations                       (8.5)      0.6     (14.4)
           Release of subsidiary
            deferred taxes                            (21.2)
                                         ----------------------------
           Deferred tax provision        $   (8.5) $  (20.6) $  (14.4)
                                         ----------------------------

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)


   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                  Years Ended December 31,
                                                   1999      1998      1997
                                                 ----------------------------
                                                       (In Millions)
        Provision for income taxes at the
         statutory rate                          $  180.1  $  124.2  $  101.3
          Amortization of intangibles on equity
           method investments                         2.0       4.3       7.6
          Non taxable investment income              (7.3)     (3.6)     (2.6)
          Tax settlement                             (7.5)
          Low income housing tax credits            (19.2)     (3.9)
          Equity tax                                           (5.0)      5.0
          Other                                      (4.4)     (2.5)      2.2
                                                 ----------------------------
        Provision for income taxes               $  143.7  $  113.5  $  113.5
                                                 ----------------------------

   The net deferred tax asset (liability), included in other assets on the accompanying consolidated statements of financial condition, is comprised of the following tax effected temporary differences:

                                                     December 31,
                                                     1999    1998
                                                    ---------------
                                                    (In Millions)
        Deferred tax assets
          Policyholder reserves                     $203.4  $ 254.3
          Investment valuation                        72.7     44.7
          Deferred compensation                       35.4     33.7
          Duration hedging                            21.1     (8.5)
          Postretirement benefits                      9.0      8.9
          Dividends                                    8.4      7.6
          Partnership income                           4.8    (20.8)
          Non deductible reserves                      1.9      5.9
          Other                                        3.1      5.2
                                                    ---------------
        Total deferred tax assets                    359.8    331.0

        Deferred tax liabilities
          Deferred policy acquisition costs           44.0     24.0
          Depreciation                                 2.7      2.4
                                                    ---------------
        Total deferred tax liabilities                46.7     26.4
                                                    ---------------

        Net deferred tax asset from operations       313.1    304.6
        Unrealized (gain) loss on securities         150.8   (272.3)
        Issuance of partnership units by affiliate   (81.1)   (74.9)
                                                    ---------------
        Net deferred tax asset (liability)          $382.8  $ (42.6)
                                                    ---------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME


   The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder's equity and the note herein. Other comprehensive income is shown net of reclassification adjustments and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                                    Years Ended December 31,
                                                      1999      1998    1997
                                                    --------------------------
                                                         (In Millions)
        Calculation of Holding Gain (Loss):
        -----------------------------------
          Gross holding gain (loss) on securities
           available for sale                       $(1,179.7) $(53.8) $ 359.8
          Deferred policy acquisition costs              43.9    (6.9)    (3.1)
          Tax (expense) benefit                         397.7    21.1   (125.1)
                                                    --------------------------
          Holding gain (loss) on securities
           available for sale, net of tax           $  (738.1) $(39.6) $ 231.6
                                                    --------------------------
        Calculation of Reclassification
         Adjustment:
        -------------------------------
          Realized gain on sale of securities
           available for sale                       $    73.4  $ 42.0  $  55.1
          Tax expense                                   (25.2)  (14.7)   (19.5)
                                                    --------------------------
          Reclassification adjustment, net of tax   $    48.2  $ 27.3  $  35.6
                                                    --------------------------
        Amounts Reported in Other Comprehensive
         Income:
        ---------------------------------------
          Holding gain (loss) on securities
           available for sale, net of tax           $  (738.1) $(39.6) $ 231.6
          Less reclassification adjustment, net of
           tax                                           48.2    27.3     35.6
                                                    --------------------------
          Net unrealized gain (loss) recognized in
           other comprehensive income (loss)        $  (786.3) $(66.9) $ 196.0
                                                    --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE


   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                         December 31,
                                          1999    1998
                                         --------------
                                         (In Millions)
      Reinsured universal life deposits  $(55.3) $(46.0)
      Future policy benefits              141.8   108.9
      Unpaid claims                         8.5    12.5
      Paid claims                           6.4    24.3

   As of December 31, 1999, 74% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1999     1998     1997
                                                     --------------------------
                                                           (In Millions)
      Ceded reinsurance netted against insurance
       premiums                                      $   92.8 $   82.7 $   70.7
      Assumed reinsurance included in insurance
       premiums                                          13.9     17.2     18.1
      Ceded reinsurance netted against policy fees       52.3     65.0     77.5
      Ceded reinsurance netted against net invest-
       ment income                                      211.9    203.3    204.9
      Ceded reinsurance netted against interest
       credited                                         110.5    162.8    165.8
      Ceded reinsurance netted against policy bene-
       fits                                              88.4    121.3     93.4
      Assumed reinsurance included in policy bene-
       fits                                               8.3     17.7     12.7

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION

   The Company's six operating segments are Life Insurance, Institutional Products, Annuities, Group Insurance, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business. The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

   The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,200 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

   Intersegment revenues include commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $100.5 million and $110 million as of December 31, 1999 and 1998, respectively. The related intersegment note receivable is included in Corporate and Other segment assets.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)


   Financial information for each of the business segments is as follows:

                            Life     Institutional              Group   Broker- Investment Corporate
                          Insurance    Products    Annuities  Insurance Dealers Management and Other    Total
                     ------------------------------------------------------------------------------------------
External customers and                                       (In Millions)
 other revenue
 December 31, 1999        $   502.0    $    39.1   $   205.0   $478.4   $253.2    $ 14.9   $   24.1   $ 1,516.7
 December 31, 1998            431.9         43.2       124.0    521.2    236.1      17.0       21.6     1,395.0
 December 31, 1997            395.6         61.4        83.3    480.6    154.0      21.2        6.0     1,202.1
Intersegment revenues
 December 31, 1999                                                       348.5               (348.5)          -
 December 31, 1998                                                       185.3               (185.3)          -
 December 31, 1997                                                       143.3               (143.3)          -
Net investment income
 excluding earnings of
 equity method investees
 December 31, 1999            580.2        645.1        78.3     23.4      0.9       8.3       44.2     1,380.4
 December 31, 1998            586.5        565.5        88.6     23.1      0.9       8.0       42.0     1,314.6
 December 31, 1997            507.2        509.6       149.4     24.9      0.8       6.2       49.2     1,247.3
Earnings of equity
 method investees
 December 31, 1999             (0.7)        (1.2)       (0.1)                      107.9      (13.0)       92.9
 December 31, 1998                           0.1                                   103.1       (4.2)       99.0
 December 31, 1997                           0.2                                    80.7       (2.8)       78.1
Net realized investment
 gains (losses)
 December 31, 1999             12.6         26.8         0.1     (0.6)               9.9       52.7       101.5
 December 31, 1998              4.1        (13.6)        4.6      1.7                4.0       38.6        39.4
 December 31, 1997              9.9         12.8         0.6      2.0               20.8       39.3        85.4
Total revenues
 December 31, 1999          1,094.1        709.8       283.3    501.2    602.6     141.0     (240.5)    3,091.5
 December 31, 1998          1,022.5        595.2       217.2    546.0    422.3     132.1      (87.3)    2,848.0
 December 31, 1997            912.7        584.0       233.3    507.5    298.1     128.9      (51.6)    2,612.9


Income (loss) before
 provision for
 income tax
 December 31, 1999            178.4        111.9        73.2     30.4     11.9      62.6       46.3       514.7
 December 31, 1998            151.1         74.6        34.1     10.3      9.9      60.1       14.9       355.0
 December 31, 1997            132.4         98.3        23.5     28.8      6.4      24.6      (24.5)      289.5
Provision (benefit) for
 income tax
 December 31, 1999             54.4         30.7        24.0     10.1      5.2      11.3        8.0       143.7
 December 31, 1998             52.6         21.2        11.3      2.9      4.5       2.1       18.9       113.5
 December 31, 1997             55.8         33.9         9.4      9.1      2.7      10.1       (7.5)      113.5
Net income (loss)
 December 31, 1999            124.0         81.2        49.2     20.3      6.7      51.3       38.3       371.0
 December 31, 1998             98.5         53.4        22.8      7.4      5.4      58.0       (4.0)      241.5
 December 31, 1997             76.6         64.4        14.1     19.7      3.7      14.5      (17.0)      176.0


Interest credited on
 universal life and
 investment-type
 products
 December 31, 1999            451.4        383.8        65.1                                    4.1       904.4
 December 31, 1998            449.6        354.1        71.0                                    6.1       880.8
 December 31, 1997            378.8        299.8       106.2                                   13.0       797.8


Assets
 As of December 31, 1999   16,276.1     17,649.4    14,565.2    341.5     60.9     264.5      965.4    50,123.0
 As of December 31, 1998   14,578.2     15,221.0     8,384.2    361.1     55.8     267.3    1,016.3    39,883.9

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

   PENSION PLANS

   Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
   21. The full-benefit vesting period for all participants is five years.

   Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

   Components of the net periodic pension benefit are as follows:

                                                Years Ended December 31,
                                                 1999      1998      1997
                                               ----------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                              $    4.6  $    4.0  $    3.6
        Interest cost on projected benefit
         obligation                                11.5      10.9      10.4
        Expected return on plan assets            (16.3)    (15.0)    (12.8)
        Amortization of net obligations and
         prior service cost                        (1.4)     (1.4)     (1.4)
                                               ----------------------------
        Net periodic pension benefit           $   (1.6) $   (1.5) $   (0.2)
                                               ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)


   The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:

                                                      December 31,
                                                       1999    1998
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year         $177.8  $157.9
          Service cost                                   4.6     4.0
          Interest cost                                 11.5    10.9
          Plan expense                                  (0.3)   (0.3)
          Actuarial (gain) loss                        (30.7)   11.9
          Benefits paid                                 (7.0)   (6.6)
                                                      --------------
        Benefit obligation, end of year               $155.9  $177.8
                                                      --------------

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year  $195.3  $180.3
          Actual return on plan assets                  23.6    21.9
          Plan expense                                  (0.3)   (0.3)
          Benefits paid                                 (7.0)   (6.6)
                                                      --------------
        Fair value of plan assets, end of year        $211.6  $195.3
                                                      --------------

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                 $ 55.7  $ 17.5
        Unrecognized transition asset                  (47.7)   (3.6)
        Unrecognized prior service cost                 (2.4)   (1.0)
        Unrecognized actuarial gain                     (0.8)   (9.7)
                                                      --------------
        Prepaid pension cost                          $  4.8  $  3.2
                                                      --------------

   In determining the actuarial present value of the projected benefit obligation as of December 31, 1999 and 1998, the weighted average discount rate used was 8.0% and 6.5%, respectively, and the rate of increase in future compensation levels was 5.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1999 and 1998.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)


   POSTRETIREMENT BENEFITS

   Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 1999, 1998 and 1997 is $0.5 million, $0.7 million and $0.8 million, respectively. As of December 31, 1999 and 1998, the accumulated benefit obligation is $19.7 million and $19.3 million, respectively. The fair value of the plan assets as of December 31, 1999 and 1998 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $24.4 million and $25.3 million as of December 31, 1999 and 1998, respectively.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8.0% for 1999 and 1998 and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7.0% for 1999 and 1998 and is assumed to decrease gradually to 3.0% in 2003 and remain at that level thereafter.

   The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 10.1%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be decreased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 8.9%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 8.0% and 6.5% for 1999 and 1998, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership ("ESOP"). ESOP contributions made by the Company amounted to $5.4 million, $5.2 million and $1.1 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

   The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock at

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

   $12.50 per share to the ESOP ("ESOP Shares") on September 2, 1997, in exchange for a promissory note in the amount of $21.2 million ("ESOP Note"). Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by ESOP contributions from Pacific Life.

   On July 27, 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. This loan is included in unearned ESOP shares on the accompanying consolidated statement of stockholder's equity as of December 31, 1999. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference and reflected as a capital contribution on the accompanying consolidated statement of stockholder's equity as of December 31, 1999.

   Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $69.7 million, $42.1 million and $27.5 million for the years ended December 31, 1999, 1998 and 1997, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $265,000, $232,000 and $165,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

   PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $7.3 million, $16.9 million and $11.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $3.2 million and $40.3 million as of December 31, 1999 and 1998, respectively.

   Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.0 million, $1.2 million and $1.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

17. TERMINATION AND NON COMPETITION AGREEMENTS

   The Company has termination and non competition agreements with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other non compete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

   For the years ended December 31, 1999, 1998 and 1997, approximately $53.6 million, $49.4 million and $85.8 million, respectively, is included in operating expenses on the accompanying consolidated statements of

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

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17. TERMINATION AND NON COMPETITION AGREEMENTS (Continued)

   operations related to the termination and non competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

   In connection with the closing of the PIMCO Advisors transaction (Note 1), the termination and non competition agreements with certain former key employees of PAM's subsidiaries will be assumed by Allianz.

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2000                      $437.0
          2001 through 2004          210.8
          2005 and thereafter        144.3
                                    ------
        Total                       $792.1
                                    ------

   The Company leases office facilities under various non cancelable operating leases. Aggregate minimum future commitments as of December 31, 1999 through the term of the leases are approximately $43.3 million.

   Pacific Life has a contingent liability of approximately $23 million related to the posting of an appeal bond in conjunction with one of its investments. An unrelated third party has agreed to reimburse Pacific Life for 50% of any losses incurred under the bond. In addition, Pacific Life has given a commitment for additional capital funding, as may be required, to certain of its subsidiaries.

   Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

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